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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2002

                              BANK ONE CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                      001-15323                31-0738296
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

              1 Bank One Plaza, Chicago, IL                   60670
        (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code: 312-732-4000

Item 5. Other Events and Regulation FD Disclosure

     On October 15, 2002, the Registrant issued a news release announcing its 2002 third quarter earnings. A copy of the news release, including unaudited financial information released as a part thereof, is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

     Exhibit Number            Description of Exhibits

     99(a) Registrant's October 15, 2002 News Release announcing its 2002 third quarter earnings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANK ONE CORPORATION
                                                  (Registrant)

Date:  October 15, 2002                     By:        /s/ Heidi Miller
      -------------------                          ----------------------------
                                            Title:     Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number        Description of Exhibits

99(a) Registrant's October 15, 2002 News Release announcing its 2002 third quarter earnings.

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